SUPPLEMENT DATED APRIL 18, 2001
                 TO THE GCG TRUST PROSPECTUS DATED MAY 1, 2000




                            EMERGING MARKETS SERIES:

On April 17, 2001, shareholders of the Emerging Markets Series of The GCG Trust (the "Trust") approved the reorganization of the Emerging Markets Series into the Developing World Series of the Trust. The reorganization will take effect at the close of business on April 27, 2001. At that time, each shareholder's shares of the Emerging Markets Series will be exchanged for shares of equal value of the Developing World Series. Shareholders will not incur any costs associated with the reorganization.

                          GLOBAL FIXED INCOME SERIES:

On February 22, 2001, the Trust's Board of Trustees approved the reconfiguration of the Global Fixed Income Series from a global bond fund to a total return bond fund. In conjunction with this reconfiguration, the Board also approved an amendment to the Management Agreement between the Trust and Directed Services, Inc. to (1) change the name of the Global Fixed Income Series to the Core Bond Series; (2) change the annual management fee paid to Directed Services, Inc. from 1.60% of average daily net assets to 1.00% for the first $100 million; 0.90% for the next $100 million; and 0.80% in excess of $200 million of the average daily net assets. In addition, the Board approved a revision to the Series' non-fundamental investment policies to better reflect the new management style and orientation of the Series' total return strategy.

On April 17, 2001, shareholders of the Global Fixed Income Series approved
(1) Pacific Investment Management Company LLC as portfolio manager of the Series; (2) a change in the fundamental investment objective of the Series from "high total return" to "maximum total return consistent with preservation of capital and prudent investment management" and (3) a change in the Series' sub-classification from non-diversified to diversified as defined in the Investment Company Act of 1940. All of these changes will be effective May
1, 2001 and will be reflected in the Trust's Prospectus dated May 1, 2001.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE